Exhibit (d)(31)

IVY FUNDS

APPENDIX B TO INVESTMENT MANAGEMENT AGREEMENT

FEE SCHEDULE

A cash fee computed each day on the net asset value for each Fund at the annual rate listed below:

Ivy Apollo Multi-Asset Income Fund

Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.61% of net assets
In excess of $3 billion	0.58% of net assets

Ivy Apollo Strategic Income Fund

Net Assets	Fee
Up to $1 billion	0.68% of net assets
Over $1 billion and up to $2 billion	0.62% of net assets
Over $2 billion and up to $3 billion	0.58% of net assets
In excess of $3 billion	0.57% of net assets

Ivy Asset Strategy Fund

Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion and up to $28 billion	0.55% of net assets
Over $28 billion and up to $53 billion	0.545% of net assets
In excess of $53 billion	0.54% of net assets

Ivy Balanced Fund

Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion and up to $5 billion	0.55% of net assets
Over $5 billion and up to $10 billion	0.54% of net assets
In excess of $10 billion	0.53% of net assets

Ivy Bond Fund

Net Assets	Fee
Up to $500 million	0.525% of net assets
Over $500 million and up to $1 billion	0.50% of net assets
Over $1 billion and up to $1.5 billion	0.45% of net assets
Over $1.5 billion and up to $5 billion	0.40% of net assets
Over $5 billion and up to $10 billion	0.395% of net assets
In excess of $10 billion	0.39% of net assets

Ivy Core Equity Fund

Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion and up to $5 billion	0.55% of net assets
Over $5 billion and up to $6 billion	0.525% of net assets
Over $6 billion and up to $10 billion	0.50% of net assets
In excess of $10 billion	0.49% of net assets

Ivy Cundill Global Value Fund

Net Assets	Fee
Up to $500 million	1.00% of net assets
Over $500 million and up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion and up to $5 billion	0.76% of net assets
Over $5 billion and up to $10 billion	0.73% of net assets
In excess of $10 billion	0.70% of net assets

Ivy Dividend Opportunities Fund

Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion and up to $5 billion	0.55% of net assets
Over $5 billion and up to $10 billion	0.54% of net assets
In excess of $10 billion	0.53% of net assets

Ivy Emerging Markets Equity Fund
Net Assets	Fee
Up to $500 million	1.00% of net assets
Over $500 million and up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion and up to $5 billion	0.76% of net assets
Over $5 billion and up to $10 billion	0.755% of net assets
In excess of $10 billion	0.75% of net assets

Ivy Emerging Markets Local Currency Debt Fund

Net Assets	Fee
Up to $1 billion	0.90% of net assets
Over $1 billion and up to $2 billion	0.85% of net assets
Over $2 billion and up to $5 billion	0.80% of net assets
Over $5 billion and up to $10 billion	0.75% of net assets
In excess of $10 billion	0.72% of net assets

Ivy Energy Fund

Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion and up to $5 billion	0.76% of net assets
Over $5 billion and up to $10 billion	0.75% of net assets
In excess of $10 billion	0.74% of net assets

Ivy European Opportunities Fund

Net Assets	Fee
Up to $250 million	0.90% of net assets
Over $250 million and up to $500 million	0.85% of net assets
Over $500 million and up to $2 billion	0.75% of net assets
Over $2 billion and $5 billion	0.74% of net assets
Over $5 billion and up to $10 billion	0.72% of net assets
In excess of $10 billion	0.71% of net assets

Ivy Global Bond Fund

Net Assets	Fee
Up to $500 million	0.625% of net assets
Over $500 million and up to $1 billion	0.60% of net assets
Over $1 billion and up to $1.5 billion	0.55% of net assets
Over $1.5 billion and up to $5 billion	0.50% of net assets
Over $5 billion and up to $10 billion	0.49% of net assets
In excess of $10 billion	0.48% of net assets

Ivy Global Equity Income Fund (Effective June 4, 2012)

Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion and up to $5 billion	0.55% of net assets
Over $5 billion and up to $10 billion	0.545% of net assets
In excess of $10 billion	0.54% of net assets

Ivy Global Growth Fund (name change effective January 1, 2015)

Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion and up to $5 billion	0.70% of net assets
Over $5 billion and up to $10 billion	0.695% of net assets
In excess of $10 billion	0.69% of net assets

Ivy Global Income Allocation Fund (name change effective June 4, 2012)

Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion and up to $5 billion	0.55% of net assets
Over $5 billion and up to $10 billion	0.545% of net assets
In excess of $10 billion	0.54% of net assets

Ivy Global Natural Resources Fund

Net Assets	Fee
Up to $500 million	1.00% of net assets
Over $500 million and up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion and up to $5 billion	0.76% of net assets
Over $5 billion and up to $10 billion	0.73% of net assets
In excess of $10 billion	0.70% of net assets

Ivy Global Real Estate Fund

Net Assets	Fee
Up to $1 billion	0.95% of net assets
Over $1 billion and up to $2 billion	0.92% of net assets
Over $2 billion and up to $3 billion	0.87% of net assets
Over $3 billion and up to $5 billion	0.84% of net assets
Over $5 billion and up to $10 billion	0.82% of net assets
In excess of $10 billion	0.80% of net assets

Ivy Global Risk-Managed Real Estate Fund

Net Assets	Fee
Up to $1 billion	0.95% of net assets
Over $1 billion and up to $2 billion	0.92% of net assets
Over $2 billion and up to $3 billion	0.87% of net assets
Over $3 billion and up to $5 billion	0.84% of net assets
Over $5 billion and up to $10 billion	0.82% of net assets
In excess of $10 billion	0.80% of net assets

Ivy High Income Fund

Net Assets	Fee
Up to $500 million	0.625% of net assets
Over $500 million and up to $1 billion	0.60% of net assets
Over $1 billion and up to $1.5 billion	0.55% of net assets
Over $1.5 billion and up to $10 billion	0.50% of net assets
Over $10 billion and up to $20 billion	0.49% of net assets
In excess of $20 billion	0.48% of net assets

Ivy International Core Equity Fund

Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion and up to $5 billion	0.70% of net assets
Over $5 billion and up to $10 billion	0.69% of net assets
In excess of $10 billion	0.68% of net assets

Ivy Large Cap Growth Fund

Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion and up to $5 billion	0.55% of net assets
Over $5 billion and up to $10 billion	0.545% of net assets
In excess of $10 billion	0.54% of net assets

Ivy Limited-Term Bond Fund

Net Assets	Fee
Up to $500 million	0.50% of net assets
Over $500 million and up to $1 billion	0.45% of net assets
Over $1 billion and up to $1.5 billion	0.40% of net assets
Over $1.5 billion and up to $5 billion	0.35% of net assets
Over $5 billion and up to $10 billion	0.34% of net assets
In excess of $10 billion	0.33% of net assets

Ivy Managed International Opportunities Fund

A cash fee computed each day on the net assets of the Fund at the annual rate of 0.05% of net assets.

Ivy Micro Cap Growth Fund

Net Assets	Fee
Up to $1 billion	0.95% of net assets
Over $1 billion and up to $2 billion	0.93% of net assets
Over $2 billion and up to $3 billion	0.90% of net assets
Over $3 billion and up to $5 billion	0.86% of net assets
Over $5 billion and up to $10 billion	0.83% of net assets
In excess of $10 billion	0.80% of net assets

Ivy Mid Cap Growth Fund

Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion and up to $5 billion	0.76% of net assets
Over $5 billion and up to $10 billion	0.73% of net assets
Over $10 billion and up to $15 billion	0.70% of net assets
In excess of $15 billion	0.67% of net assets

Ivy Mid Cap Income Opportunities Fund

Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion and up to $5 billion	0.76% of net assets
Over $5 billion and up to $10 billion	0.73% of net assets
Over $10 billion and up to $15 billion	0.70% of net assets
In excess of $15 billion	0.67% of net assets

Ivy Money Market Fund

Net Assets	Fee
Up to $1 billion	0.35% of net assets
In excess of $1 billion	0.30% of net assets

Ivy Municipal Bond Fund

Net Assets	Fee
Up to $500 million	0.525% of net assets
Over $500 million and up to $1 billion	0.50% of net assets
Over $1 billion and up to $1.5 billion	0.45% of net assets
Over $1.5 billion and up to $5 billion	0.40% of net assets
Over $5 billion and up to $10 billion	0.395% of net assets
Over $10 billion and up to $15 billion	0.39% of net assets
In excess of $15 billion	0.385% of net assets

Ivy Municipal High Income Fund (Effective May 18, 2009)

Net Assets	Fee
Up to $500 million	0.525% of net assets
Over $500 million and up to $1 billion	0.50% of net assets
Over $1 billion and up to $1.5 billion	0.45% of net assets
Over $1.5 billion and up to $5 billion	0.40% of net assets
Over $5 billion and up to $10 billion	0.395% of net assets
Over $10 billion and up to $15 billion	0.39% of net assets
In excess of $15 billion	0.385% of net assets

Ivy Real Estate Securities Fund

Net Assets	Fee
Up to $1 billion	0.90% of net assets
Over $1 billion and up to $2 billion	0.87% of net assets
Over $2 billion and up to $3 billion	0.84% of net assets
Over $3 billion and up to $5 billion	0.80% of net assets
Over $5 billion and up to $10 billion	0.76% of net assets
In excess of $10 billion	0.72% of net assets

Ivy Science & Technology Fund

Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion and up to $8 billion	0.76% of net assets
Over $8 billion and up to $13 billion	0.755% of net assets
In excess of $13 billion	0.75% of net assets

Ivy Small Cap Growth Fund

Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion and up to $5 billion	0.76% of net assets
Over $5 billion and up to $10 billion	0.73% of net assets
In excess of $10 billion	0.72% of net assets

Ivy Small Cap Value Fund

Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion and up to $5 billion	0.76% of net assets
Over $5 billion and up to $10 billion	0.73% of net assets
In excess of $10 billion	0.72% of net assets

Ivy Targeted Return Bond Fund (effective January 4, 2016)

Net Assets
Up to $1 billion	0.90% of net assets
Over $1 billion and up to $2 billion	0.85% of net assets
Over $2 billion and up to $5 billion	0.80% of net assets
In excess of $5 billion	0.75% of net assets

Ivy Tax-Managed Equity Fund (Effective May 18, 2009)

Net Assets	Fee
Up to $1 billion	0.65% of net assets
Over $1 billion and up to $2 billion	0.60% of net assets
Over $2 billion and up to $3 billion	0.55% of net assets
Over $3 billion and up to $5 billion	0.50% of net assets
Over $5 billion and up to $10 billion	0.495% of net assets
In excess of $10 billion	0.49% of net assets

Ivy Value Fund

Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion and up to $5 billion	0.55% of net assets
Over $5 billion and up to $10 billion	0.545% of net assets
In excess of $10 billion	0.54% of net assets

Amended and Effective May 18, 2009 with respect to addition of Ivy Municipal High Income Fund and Ivy Tax-Managed Equity Fund; Amended and Effective February 11, 2010 with respect to addition of Ivy Asset Strategy New Opportunities Fund; Amended and Effective January 24, 2011 with merger of Ivy Mortgage Securities Fund into Ivy Bond Fund; Amended and Effective June 13, 2011 with respect to merger of Ivy Capital Appreciation Fund into Ivy Large Cap Growth Fund; Amended and Effective June 4, 2012 with respect to addition of Ivy Global Equity Income Fund and name change of Ivy International Balanced Fund to Ivy Global Income Allocation Fund; Amended and Effective February 26, 2013 with respect to addition of Ivy Global Real Estate Fund and Ivy Global Risk-Managed Real Estate Fund; Amended and Effective November 12, 2013 with respect to name change of Ivy Pacific Opportunities Fund to Ivy Emerging Markets Equity Fund and addition of Ivy Emerging Markets Local Currency Debt Fund; Amended and Effective March 17, 2014 with respect to merger of Ivy Asset Strategies New Opportunities Fund into Ivy Emerging Markets Equity Fund and merger of Ivy Managed European/Pacific Fund into Ivy Managed International Opportunities Fund; Amended and Effective August 12, 2014 with respect to the addition of Ivy Mid Cap Income Opportunities Fund; Amended and Effective January 1, 2015 with respect to the name change of Ivy International Growth Fund to Ivy Global Growth Fund; Amended and Effective July 31, 2015 with respect to management fee changes; Amended and Effective August 11, 2015 with respect to the addition of Ivy Apollo Strategic Income Fund and Ivy Apollo Multi-Asset Income Fund; Amended and Effective November 17, 2015 with respect to the addition of Ivy Targeted Return Bond Fund.